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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) JANUARY 10, 2005
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                              DATAWATCH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                     000-19960                            02-0405716
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             (Commission File Number)          (IRS Employer Identification No.)


           175 CABOT STREET, SUITE 503
              LOWELL, MASSACHUSETTS                                   01854
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    (Address of Principal Executive Offices)                        (Zip Code)



                                 (978) 441-2200
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            Item 5.02 is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (b)   Resignation of Principal Financial Officer.

            On January 10, 2005, Alan MacDougall, the Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary of Datawatch Corporation (the "Corporation") resigned, effective as of January 10, 2005.

      (c)   Appointment of Principal Financial Officer.

            On January 10, 2005, John Hulburt (age 38) was appointed the Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary of the Corporation, effective as of January 10, 2005, to hold office until the next Annual Meeting of the Board of Directors and until his successor is duly elected and qualified, or until his earlier resignation or removal.

            Mr. Hulburt joined the Corporation as Controller in December 2004. Prior to joining the Corporation, Mr. Hulburt was Director of Audit and SEC Compliance at Bruker Biosciences Corporation, a publicly traded medical device company, a position he held since July 2003. Mr. Hulburt served as Chief Financial Officer and Treasurer of Bruker Daltonics Inc. before its merger with Bruker AXS. Mr. Hulburt is a Certified Public Accountant, and from 1994 to 2000 he began his career with the accounting firms Ernst & Young LLP and Arthur Andersen LLP.

            Mr. Hulburt will be paid an annual base salary of $150,000 and will be eligible for bonus under a bonus plan currently being developed. In connection with joining the Corporation, Mr. Hulburt was granted a stock option exercise for 10,000 shares of the Corporation's Common Stock at an exercise price of $3.75 per share. The option vests over a period of three years, subject to Mr. Hulburt's continued employment with the Corporation. Mr. Hulburt and the Corporation entered into a severance agreement dated November 19, 2004, that provides that if Mr. Hulburt's employment is terminated other than for cause or if Mr. Hulburt terminates his employment by the Corporation for good reason, including a material diminution of Mr. Hulburt's responsibilities, duties or authority, Mr. Hulburt will receive severance payments equal to his base salary for a period of six months.

            On January 10, 2005, the Company issued a press release regarding the appointment of Mr. Hulburt. The press release is attached as
            Exhibit 99.1 to this report and is incorporated herein by reference.
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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            The following Exhibit is filed as part of this report:

            EXHIBIT NO.             DESCRIPTION
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            99.1                    Press Release dated January 10, 2005
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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   DATAWATCH CORPORATION



Date:  January 14, 2005            By:  /s/ Robert W. Hagger
                                        ----------------------------------------
                                   Name:   Robert W. Hagger
                                   Title:  President and Chief Executive Officer
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                                  EXHIBIT INDEX
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            EXHIBIT NO.             DESCRIPTION
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            99.1                    Press Release dated January 10, 2005